Chautauqua International Growth Fund
Schedule of Investments, September 30, 2020 (Unaudited)
			% of
	Shares	Value	Net Assets
Common Stocks

Application Software
Atlassian Corp. PLC (Australia) (1)	32,415	$5,892,723	2.4%
Temenos Group AG (Switzerland) (2)	66,252	8,904,567	3.6%
		14,797,290	6.0%
Asset Management & Custody Banks
Julius Baer Group Ltd. (Switzerland) (2)	106,284	4,514,136	1.8%
Automobile Manufacturers
BYD Co. Ltd. (China) (2)	246,298	3,971,857	1.6%
Biotechnology
BeiGene Ltd. - ADR (China) (1)	33,043	9,464,837	3.9%
Genmab A/S (Denmark) (1)(2)	31,388	11,390,881	4.6%
		20,855,718	8.5%
Diversified Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia) (2)	48,345,585	9,918,307	4.0%
DBS Group Holdings Ltd. (Singapore) (2)	715,958	10,525,552	4.3%
		20,443,859	8.3%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan) (2)	74,049	2,940,883	1.2%
Education Services
TAL Education Group - ADR (China) (1)	153,724	11,689,173	4.8%
Electronic Equipment & Instruments
Keyence Corp. (Japan) (2)	20,131	9,410,826	3.8%
Environmental & Facilities Services
Waste Connections, Inc. (Canada)	100,394	10,420,898	4.3%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China) (2)	2,823,666	5,966,978	2.4%
Industrial Machinery
FANUC Corp. (Japan) (2)	36,754	7,053,665	2.9%
Information Technology
Constellation Software, Inc. (Canada)	7,878	8,754,102	3.6%
Internet & Direct Marketing Retail
Prosus NV (Netherlands) (2)	92,235	8,513,589	3.5%
Internet Retail
Alibaba Group Holding Ltd. - ADR (China) (1)	43,463	12,777,253	5.2%
IT Services
Adyen NV (Netherlands) (1)(2)	7,382	13,616,059	5.6%
Tata Consultancy Services Ltd. (India) (2)	342,231	11,578,507	4.7%
		25,194,566	10.3%
Life Sciences Tools & Services
Wuxi Biologics Cayman, Inc. (China) (1)(2)	416,976	10,219,276	4.2%
Multi-Line Insurance
Fairfax Financial Holdings Ltd. (Canada)	10,065	2,963,829	1.2%
Pharmaceuticals
Novo Nordisk A/S - ADR (Denmark)	146,640	10,181,215	4.2%
Regional Banks
HDFC Bank Ltd. - ADR (India) (1)	166,192	8,302,952	3.4%
Renewable Electricity
Brookfield Renewable Corp. (Canada)	96,085	5,630,581	2.3%
Semiconductor Equipment
ASML Holding NV (Netherlands)	27,060	9,992,446	4.1%
Semiconductors
AMS AG (Austria) (2)	147,453	3,333,523	1.4%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	102,761	8,330,834	3.4%
		11,664,357	4.8%
Semiconductors & Semiconductor Equipment
SolarEdge Technologies, Inc. (Israel) (1)	27,630	6,585,611	2.7%
Total Common Stocks		232,845,060	95.1%
(Cost $168,974,437)

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 0.07% (3)	10,505,371	10,505,371	4.3%
Total Short-Term Investment		10,505,371	4.3%
(Cost $10,505,371)
Total Investments		243,350,431	99.4%
(Cost $179,479,808)
Other Assets in Excess of Liabilities		1,393,261	0.6%
TOTAL NET ASSETS		$244,743,692	100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 security.
(3)	Seven-Day Yield.
ADR	- American Depository Receipt
Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services.

Country Allocation
Country	Percentage
Australia	2.4%
Austria	1.4%
Canada	11.4%
China	22.2%
Denmark	8.9%
India	8.2%
Indonesia	4.1%
Israel	2.7%
Japan	8.0%
Netherlands	13.2%
Singapore	4.3%
Switzerland	5.5%
Taiwan	3.4%
Cash	4.3%

Chautauqua International Growth Fund
Schedule of Investments, September 30, 2020 (Unaudited)
Summary of Fair Value Exposure at September 30, 2020 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 - Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2020:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$110,986,454	$121,858,606	$–	$232,845,060
Total Equity	110,986,454	121,858,606	$–	232,845,060
Short-Term Investment
Money Market Mutual Fund	10,505,371	–	–	10,505,371
Total Short-Term Investment	10,505,371	–	–	10,505,371
Total Investments*	$121,491,825	$121,858,606	$–	$243,350,431

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.